EXXON MOBIL CORPORATION					EXHIBIT 99.2

3Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		3Q17	2Q17	1Q17	4Q16	3Q16
Upstream
United States		(238)	(183)	(18)	(2,328)	(477)
Non-U.S.		1,805	1,367	2,270	1,686	1,097
Total		1,567	1,184	2,252	(642)	620
Downstream
United States		391	347	292	270	225
Non-U.S.		1,141	1,038	824	971	1,004
Total		1,532	1,385	1,116	1,241	1,229
Chemical
United States		403	481	529	352	434
Non-U.S.		689	504	642	520	737
Total		1,092	985	1,171	872	1,171

Corporate and financing		(221)	(204)	(529)	209	(370)
Net income attributable to ExxonMobil (U.S. GAAP)		3,970	3,350	4,010	1,680	2,650

Earnings per common share (U.S. GAAP)		0.93	0.78	0.95	0.41	0.63
Earnings per common share
- assuming dilution (U.S. GAAP)		0.93	0.78	0.95	0.41	0.63

Capital and Exploration Expenditures, $M
Upstream
United States		1,098	756	704	817	712
Non-U.S.		2,077	2,030	2,415	2,755	2,360
Total		3,175	2,786	3,119	3,572	3,072
Downstream
United States		181	173	205	231	192
Non-U.S.		430	413	340	472	397
Total		611	586	545	703	589
Chemical
United States		392	414	388	405	359
Non-U.S.		1,791	121	109	125	144
Total		2,183	535	497	530	503
Other		18	18	8	24	26

Total Capital and Exploration Expenditures		5,987	3,925	4,169	4,829	4,190

Exploration Expense Charged to Income, $M
Consolidated	- United States	28	37	34	42	35
	- Non-U.S.	256	477	253	296	291
Non-consolidated - ExxonMobil share	- United States	-	1	-	-	-
	- Non-U.S.	6	10	14	51	6
Exploration Expenses Charged to Income Included Above		290	525	301	389	332

Effective Income Tax Rate, %		33%	31%	38%	-92%	20%

Common Shares Outstanding, millions
At quarter end		4,237	4,237	4,237	4,148	4,147
Average - assuming dilution		4,271	4,271	4,223	4,176	4,178

Total Cash and Cash Equivalents, $B		4.3	4.0	4.9	3.7	5.1

Total Debt, $B		40.6	41.9	43.6	42.8	46.2

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		7.5	6.9	8.3	7.4	5.3
Proceeds associated with asset sales		0.9	0.2	0.6	2.1	1.0
Cash flow from operations and asset sales		8.4	7.1	8.9	9.5	6.3

EXXON MOBIL CORPORATION

3Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	3Q17	2Q17	1Q17	4Q16	3Q16
liquids, bitumen and synthetic oil, kbd
United States	500	520	513	496	484
Canada / South America	423	374	421	453	437
Europe	172	195	205	208	189
Africa	441	417	433	449	388
Asia	683	710	711	726	651
Australia / Oceania	61	53	50	52	62
Total liquids production	2,280	2,269	2,333	2,384	2,211

Natural gas production available for sale, mcfd
United States	2,899	3,083	3,011	2,997	3,058
Canada / South America	216	203	218	222	220
Europe	1,326	1,442	2,768	2,518	1,650
Africa	6	4	5	7	13
Asia	3,646	3,867	3,807	3,698	3,662
Australia / Oceania	1,492	1,321	1,099	982	998
Total natural gas production available for sale	9,585	9,920	10,908	10,424	9,601

Total worldwide liquids and gas production, koebd	3,878	3,922	4,151	4,121	3,811

Refinery throughput, kbd
United States	1,435	1,601	1,621	1,604	1,604
Canada	385	358	397	401	406
Europe	1,555	1,521	1,453	1,460	1,476
Asia Pacific	715	664	652	706	677
Other Non-U.S.	197	201	201	200	202
Total refinery throughput	4,287	4,345	4,324	4,371	4,365

Petroleum product sales, kbd
United States	2,209	2,187	2,155	2,227	2,327
Canada	508	494	494	499	511
Europe	1,608	1,653	1,536	1,535	1,553
Asia Pacific	746	755	708	719	721
Other Non-U.S.	471	469	502	526	473
Total petroleum product sales	5,542	5,558	5,395	5,506	5,585

Gasolines, naphthas	2,266	2,265	2,163	2,304	2,298
Heating oils, kerosene, diesel	1,836	1,850	1,833	1,826	1,810
Aviation fuels	380	383	370	387	421
Heavy fuels	372	367	380	368	358
Specialty products	688	693	649	621	698
Total petroleum product sales	5,542	5,558	5,395	5,506	5,585

Chemical prime product sales, kt
United States	2,294	2,334	2,280	2,409	2,320
Non-U.S.	4,152	3,786	3,792	3,900	3,813
Total chemical prime product sales	6,446	6,120	6,072	6,309	6,133

EXXON MOBIL CORPORATION

3Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	3Q17 vs. 3Q16	3Q17 vs. 2Q17
Upstream
Prior Period	620	1,184
Realization	860	210
Volume / Mix	20	70
Other	70	100
Current Period	1,567	1,567
Downstream
Prior Period	1,229	1,385
Margin	1,010	520
Volume / Mix	-160	-70
Other	-550	-300
Current Period	1,532	1,532
Chemical
Prior Period	1,171	985
Margin	-200	-110
Volume / Mix	120	120
Other	-	100
Current Period	1,092	1,092

Upstream Volume Factor Analysis, koebd
Prior Period	3,811	3,922
Entitlements - Net Interest	-1	-
Entitlements - Price / Spend / Other	-14	12
Quotas	-	-
Divestments	-5	-
Growth / Other	87	-56
Current Period	3,878	3,878

Sources and Uses of Funds, $B	3Q17
Beginning Cash	4.0
Earnings	4.0
Depreciation	4.9
Working Capital / Other	-1.4
Proceeds Associated with Asset Sales	0.9
PP&E Adds / Investments and Advances [1]	-3.4
Shareholder Distributions	-3.3
Debt / Other Financing	-1.4
Ending Cash	4.3

1 PP&E Adds / Investments and Advances includes PP&E adds of ($4.9B) and net investments / advances of $1.5B.

EXXON MOBIL CORPORATION

3Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	3Q17	2Q17	1Q17	4Q16	3Q16
United States
ExxonMobil
Crude ($/b)	44.75	43.58	45.93	43.38	38.76
Natural Gas ($/kcf)	2.82	2.96	2.83	2.69	2.65

Benchmarks
WTI ($/b)	48.16	48.24	51.83	49.18	44.88
ANS-WC ($/b)	52.01	50.75	53.93	50.01	44.65
Henry Hub ($/mbtu)	2.99	3.19	3.32	2.98	2.81

Non-U.S.
ExxonMobil
Crude ($/b)	47.45	44.48	47.87	44.82	40.96
Natural Gas ($/kcf)	5.26	5.26	5.57	4.97	4.47
European NG ($/kcf)	5.21	5.18	5.55	4.97	4.48

Benchmarks
Brent ($/b)	52.08	49.83	53.78	49.46	45.85

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2017.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.